Term Loan	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Term Loan

Note 7—Term loan

In September 2013, the Company entered into a $25 million term loan agreement (the “Term Loan”). The Term Loan had a term of five years and expired and was repayable on September 25, 2018. The Term Loan bore interest at (i) the greater of LIBOR or 1.5% plus (ii) 8%. In March 2016 and August 2016, the Company amended its credit facility to add an additional $5.0 million term loan (the “2016 Incremental Term Loan”) and to add an additional $30 million term loan (the “2016 Acquisition Term Loan”), respectively. Both the 2016 Incremental Term Loan and the 2016 Acquisition Term Loan had similar terms and conditions to the original Term Loan, and both were subject to prepayment penalties if the Company elected to repay the loans before the expiration date. The term loans bore interest at a rate of 9.5% per annum. Under the provisions of each term loan, the Company had the option to pay interest in varying amounts in cash or in payment in kind. For the years ended December 31, 2016, 2015 and 2014, interest of $1.8 million, $2.1 million and $2.0 million, respectively, was paid in kind, thereby increasing the outstanding principal. Interest paid in kind was due and payable at maturity of each term loan. In November 2016, the Company repaid in full all outstanding debt under the Company’s credit facility and terminated the agreement, as amended. In connection with the termination of the agreement, the Company paid a total of approximately $67.7 million, which included principal, accrued interest, paid in kind interest, and prepayment penalties. Prepayment penalties of $0.7 million were expensed to interest expense in November 2016 upon repayment and termination of the credit facility. Upon the termination of the credit facility, accumulated paid in kind interest of $6.4 million was repaid and has been classified in cash flows from operating activities.

The Company incurred $1.1 million, $0.2 million and $0.5 million in transaction costs and fees payable to the lender related to the issuance of the Term Loan, the 2016 Incremental Term Loan, and the 2016 Acquisition Term Loan, respectively. These amounts, net of amortization, had been presented as a discount against the carrying amount of the term loans. In November 2016, in connection with the repayment of the Company’s term loans and termination of its credit facility, the Company expensed the remaining unamortized debt issuance costs of $1.1 million to interest expense in the accompanying consolidated statements of operations.

In conjunction with Term Loan, the Company issued warrants to purchase 499,999 shares of common stock at an exercise price per share of $5.00. The warrants are exercisable at any time by the holder and expire upon the earlier of ten years from the issuance date or the sale of the Company. At December 31, 2016, the warrants remain outstanding. The carrying value of the Term Loan was reduced by the fair value of the warrants at issuance of $1.4 million. The resulting debt discount was being amortized over the term of the debt on a straight-line basis which approximates the effective interest method. The amortization of the debt discount was recorded in interest expense in the consolidated statements of operations. In November 2016, in connection with the repayment of the Company’s term loans and termination of its credit facility, the Company expensed the remaining unamortized debt issuance costs associated with the issuance of the warrants of $0.5 million to interest expense in the consolidated statements of operations.